UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049

(Company’s telephone number, including area code)

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 1, 2025, Artelo Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”): (i) 593,252 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at $10.20 per share, (ii) prefunded warrants to purchase 313,435 shares of Common Stock at an exercise price of $0.001 per share (the “Prefunded Warrants”), (iii) warrants to purchase 906,687 shares of Common Stock at an exercise price of $10.20 per share (the “Market Priced Warrants”), (iv) warrants to purchase 906,687 shares of Common Stock at an exercise price of $50.00 per share (the “$50.00 Warrants”). The Prefunded Warrants, the Market Priced Warrants and the $50.00 Warrants are collectively referred to herein as the “Warrants” and the shares issuable upon such Warrants, the “Warrant Shares.”

Each Share or, at the election of the Investor in lieu of Shares, each Prefunded Warrant, was issued and sold along with one Market Priced Warrant and one $50.00 Warrant. The combined purchase price for the securities was (i) $10.45 per Share of Common Stock, one Market Priced Warrant and one $50.00 Warrant, and (ii) $10.449 per Prefunded Warrant, one Market Priced Warrant and one $50.00 Warrant. The Offering is expected to close on August 5, 2025 (the “Closing Date”), subject to customary closing conditions.

The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, subject to the Beneficial Ownership Limitation described below. The Market Priced Warrants and the $50.00 Warrants are exercisable immediately and have a term of three years, subject to the Beneficial Ownership Limitation described below.

The Warrants may only be exercised on a cashless basis if there is no registration statement registering, or the prospectus contained therein is not available for, the resale of the shares of Common Stock underlying the Warrants to the holder. A holder of a Warrant may not exercise any such Warrant to the extent that such exercise would result in the number of shares of Common Stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the holder) of the total number of shares of Common Stock outstanding immediately after giving effect to the exercise, which percentage may be increased or decreased at the holder’s election not to exceed 9.99% (the “Beneficial Ownership Limitation”).

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of the Shares and Warrant Shares within fifteen (15) calendar days following the closing of the Offering (subject to certain exceptions) and to use commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable.

The gross proceeds from the Offering, before deducting offering expenses payable by the Company, are expected to be approximately $9.475 million (or up to approximately $64.058 million in gross proceeds if the Warrants are fully exercised for cash). The net proceeds from the sale of the Shares will be used to purchase the digital currency known as SOL. Net proceeds from the exercise of the Warrants will be used for general corporate and working capital purposes in an amount required to cure any existing trading market deficiency and/or to maintain an operating budget of twelve months of cash, with any remaining proceeds available for investment in SOL.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The offering of the securities was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Security Act, and Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws. The Investors represented that they were accredited investors within the meaning of Rule 501(a) of Regulation D and were acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The offer and sale of the securities in the Offering were not registered or qualified under the Securities Act or any state securities laws, and such securities may not be reoffered or resold in the United States absent registration or qualification under the Securities Act or applicable state securities laws or an applicable exemption therefrom.

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The foregoing descriptions of the Prefunded Warrants, the Market Priced Warrants, the $50.00 Warrants, and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities described herein have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On August 1, 2025, the Company issued a press release to announce it received favorable UK MHRA guidance for a first-in-human Phase 1 clinical trial of ART12.11, the Company’s proprietary CBD:TMP cocrystal being developed for the treatment of anxiety and depression. A copy of the press release is attached hereto as Exhibit 99.1.

On August 4, 2025, the Company issued a press release to announce the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

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Item 8.01. Other Events.

Risk Factors

SOL is a highly volatile asset, and fluctuations in the price of SOL may influence our financial results and the market price of our listed securities.

Our financial results and the market price of our listed securities would be adversely affected, and our business and financial condition would be negatively impacted, if the price of SOL decreased substantially, including as a result of:

●	decreased user and purchaser confidence in SOL, including due to the various factors described herein;

●

transactional activities such as (i) activities of highly active retail and institutional users, speculators and holders or (ii) actual or expected significant dispositions of SOL by large holders, including the expected liquidation of digital assets seized by governments or associated with entities that have filed for bankruptcy protection;

●	negative publicity, media or social media coverage, or sentiment due to events in or relating to, or perception of, SOL or the broader digital assets industry;

●	changes in consumer preferences and the perceived value or prospects of SOL;

●

competition from other blockchains, centralized exchanges or decentralized exchanges that exhibit comparable or better speed, security, scalability or energy efficiency, or that feature other more favored characteristics;

●

competition from other digital assets that feature other more favored characteristics, are backed by governments, including the U.S. government, or reserves of fiat currencies, or that represent ownership or security interests in physical assets;

●

a decrease in the price of other digital assets, to the extent the decrease in the price of such other digital assets may cause a decrease in the price of SOL or adversely affect investor confidence in digital assets generally;

●	disruptions, failures, unavailability, or interruptions in services of venues for acquiring SOL;

●

the filing for bankruptcy protection by, liquidation of, or market concerns about the financial viability of digital asset custodians, trading venues, lending platforms, investment funds, or other digital asset industry participants;

●	transaction congestion and fees associated with processing transactions on the SOL network;

●	macroeconomic changes, such as changes in the level of interest rates and inflation, fiscal and monetary policies of governments, trade restrictions and fiat currency devaluations;

●

developments in mathematics or technology, including in digital computing, algebraic geometry and quantum computing, that could result in the cryptography used by the SOL blockchain becoming insecure or ineffective; and

●

changes in national and international economic and political conditions, including, without limitation, federal government policies, trade tariffs and trade disputes, and the adverse impacts attributable to global conflicts, including those between Russia and Ukraine, China and Taiwan, and in the Middle East.

Moreover, the price of our listed securities has been and is likely to continue to be volatile, and with the adoption of our new cryptocurrency treasury strategy, we expect to see additional volatility in our stock price. In addition, if investors view the value of our listed securities as dependent upon or linked to the value or change in the value of our SOL holdings or the availability of SOL to be readily purchased in the United States or elsewhere, the price and/or availability of SOL may significantly influence the market price of our listed securities. The price of SOL has historically been, and is likely to continue to be, volatile.

SOL and other digital assets are novel assets and are subject to significant legal and regulatory uncertainty.

SOL and other digital assets are relatively novel and are subject to significant legal and regulatory uncertainty, which could adversely impact their price. The application of state and federal securities laws and other laws and regulations to digital assets is evolving and unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely the price of SOL or the ability of individuals or institutions such as us to own or transfer SOL.

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The U.S. federal government, states, regulatory agencies, and foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact the price of SOL or the ability of individuals or institutions such as us to own or transfer SOL. For example, within the past several years:

●

President Donald J. Trump (“45-47”) signed an Executive Order instructing a working group comprised of representatives from key federal agencies to evaluate measures that can be taken to provide regulatory clarity and certainty built on technology-neutral regulations for individuals and firms involved in digital assets, including through well-defined jurisdictional regulatory boundaries, and this working group is required to submit a report with regulatory and legislative proposals on or before July 22, 2025;

●

in January 2025, the SEC announced the formation of a “Crypto Task Force,” which was created to provide clarity on the application of the federal securities laws to the crypto asset market and to recommend policy measures with respect to digital asset security status, registration and listing of digital asset-based investment vehicles, and digital asset custody, lending and staking;

●

in May 2025, the SEC issued a statement providing its view that certain staking activities on blockchain networks that use protocol staking activities do not involve the offer or sale of securities under the Securities Act or the Exchange Act;

●

in April and August 2024, Uniswap Labs and OpenSea, respectively, publicized that they had each received a Wells Notice from the SEC, notifying them that the SEC was planning to recommend legal action against them based on allegations that they operate as unregistered securities exchanges;

●

in November 2023, Binance Holdings Ltd. (“Binance”) and its then chief executive officer reached a settlement with the U.S. Department of Justice, the Commodity Futures Trading Commission, the U.S. Department of Treasury’s Office of Foreign Asset Control, and the Financial Crimes Enforcement Network to resolve a multi-year investigation by the agencies and a civil suit brought by the Commodity Futures Trading Commission, pursuant to which Binance agreed to, among other things, pay $4.3 billion in penalties across the four agencies and to discontinue its operations in the United States;

●

in November 2023, the SEC filed a complaint against Payward Inc. and Payward Ventures Inc., together known as Kraken, alleging, among other claims, that Kraken’s crypto trading platform was operating as an unregistered securities exchange, broker, dealer and clearing agency;

●

in June 2023, the SEC filed complaints against Binance and Coinbase, Inc. (“Coinbase”), and their respective affiliated entities, relating to, among other claims, assertions that each party was operating as an unregistered securities exchange, broker, dealer and clearing agency;

●	the European Union adopted Markets in Crypto Assets Regulation, a comprehensive digital asset regulatory framework for the issuance and use of digital assets, like bitcoin;

●	in June 2023, the United Kingdom adopted and implemented the Financial Services and Markets Act 2023, which regulates market activities in “cryptoassets;” and

●	in China, the People’s Bank of China and the National Development and Reform Commission have outlawed cryptocurrency mining and declared all cryptocurrency transactions illegal within the country.

While the complaint against Coinbase was dismissed in February 2025, the complaint against Payward Inc. and Payward Ventures Inc. was dismissed with prejudice in March 2025, and the complaint against Binance was dismissed on May 29, 2025, the SEC or other state, federal or foreign regulatory agencies may initiate similar actions in the future, which could materially impact the price of SOL and our ability to own or transfer SOL. For example, in April 2025, the State of Oregon brought a civil enforcement action against Coinbase for allegedly selling unregistered securities.

It is not possible to predict whether or when new laws will be enacted that change the legal framework governing digital assets or provide additional authorities to the SEC or other regulators, or whether or when any other federal, state or foreign legislative bodies will take any similar actions. It is also not possible to predict the nature of any such additional laws or authorities, how additional legislation or regulatory oversight might impact the ability of digital asset markets to function, the willingness of financial and other institutions to continue to provide services to the digital assets industry, or how any new laws or regulations, or changes to existing laws or regulations, might impact the value of digital assets generally and SOL specifically. The consequences of any new law or regulation relating to digital assets and digital asset activities could adversely affect the market price of SOL, as well as our ability to hold or transact in SOL, and in turn adversely affect the market price of our listed securities.

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Our SOL digital asset holdings may not be recognized as cash or financial assets under Nasdaq listing standards, which could jeopardize our continued listing and adversely affect the liquidity and market price of our Common Stock.

Our holdings SOL digital assets may not be recognized as cash or cash equivalents or as financial assets for purposes of meeting Nasdaq’s continued listing standards, which could adversely affect our ability to comply with such standards and result in the delisting of our Common Stock.

We have adopted a treasury strategy that includes the acquisition and holding of the digital asset Solana (SOL). Under U.S. generally accepted accounting principles (GAAP), digital assets such as SOL are not recognized as cash or cash equivalents and are not considered financial assets for purposes of meeting regulatory capital, liquidity, or working capital requirements, including those required by Nasdaq for continued listing. As a result, our SOL holdings do not count toward our cash and working capital balances for purposes of Nasdaq’s continued listing standards.

If the value of our SOL holdings declines significantly, or if we are unable to access sufficient liquidity from other sources, we may be unable to meet our working capital requirements or Nasdaq’s continued listing standards, which could result in the delisting of our Common Stock. Furthermore, any decrease in the fair value of SOL below our carrying value could require us to incur a material impairment charge, which may negatively impact our reported stockholders’ equity and our ability to comply with Nasdaq’s continued listing requirements. The inability to count SOL holdings toward required cash or working capital balances may also limit our flexibility in managing our balance sheet and maintaining compliance with Nasdaq’s rules, particularly during periods of digital asset price volatility or market instability.

If we are unable to meet Nasdaq’s continued listing standards as a result of our SOL holdings not being recognized as cash or financial assets, our Common Stock could be delisted, which would have a material adverse effect on the liquidity and market price of our securities.

Our Solana treasury strategy could divert resources and attention away from our biopharmaceutical business and adversely affect our operations.

We have recently adopted a new Solana treasury strategy, pursuant to which we intend to raise significant capital and allocate a substantial portion of the proceeds to investments in Solana, a blockchain-based digital asset. This strategy represents a material shift from our historical focus on the research, development, and commercialization of pharmaceutical products targeting lipid-signaling modulation pathways, including the endocannabinoid system. As a result, there is a risk that a significant portion of our newly raised capital may be allocated to Solana investments rather than to our legacy business operations.  Allocating substantial resources to Solana investments may divert financial and management attention away from our core biopharmaceutical business, potentially resulting in underinvestment in our research and development programs, clinical trials, regulatory activities, and commercialization efforts. This could impair our ability to advance our product candidates, achieve regulatory approvals, or realize the anticipated benefits of our existing pipeline. In addition, the performance of our Solana investments is subject to significant volatility and uncertainty, and there can be no assurance that these investments will generate positive returns or preserve capital. If our Solana investments experience significant losses or fail to perform as expected, our overall financial condition and liquidity could be adversely affected, which may further limit our ability to fund our legacy operations.

Moreover, the strategic shift in capital allocation may create operational and strategic risks, including the potential for misalignment between our management team’s expertise and the requirements of managing digital asset investments, as well as possible negative perceptions among our stakeholders, including investors, partners, and regulators, regarding our commitment to our core biopharmaceutical business. Any neglect or underinvestment in our legacy operations could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Our SOL treasury strategy subjects us to enhanced regulatory oversight.

There has been increasing focus on the extent to which digital assets can be used to launder the proceeds of illegal activities, fund criminal or terrorist activities, or circumvent sanctions on regimes, including those sanctions imposed in response to the ongoing conflict between Russia and Ukraine. While we have implemented and maintain policies and procedures reasonably designed to promote compliance with applicable anti-money laundering and sanctions laws and regulations and take care to only acquire our SOL through entities subject to anti-money laundering regulation and related compliance rules in the United States. Gregory D. Gorgas, our Chief Executive Officer, currently serves as our chief compliance officer, and the Company may elect to identify others to serve in the capacity to ensure appropriate oversight and compliance for our digital asset treasury initiative. If we are found to have purchased any of our SOL from bad actors that have used SOL to launder money or persons subject to sanctions, we may be subject to regulatory proceedings and any further transactions or dealings in SOL by us may be restricted or prohibited.

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We may incur indebtedness or enter into other financial instruments in the future that may be collateralized by our SOL holdings. We may also consider pursuing strategies to create income streams or otherwise generate funds using our SOL holdings. These types of SOL-related transactions are the subject of enhanced regulatory oversight. These and any other SOL-related transactions we may enter into, beyond simply acquiring and holding SOL, may subject us to additional regulatory compliance requirements and scrutiny, including under federal and state money services regulations, money transmitter licensing requirements and various commodity and securities laws and regulations.

Increased enforcement activity and changes in the regulatory environment, including evolving or changing interpretations and the implementation of new or varying regulatory requirements by the government or any new legislation affecting SOL, as well as enforcement actions involving or impacting our trading venues, counterparties and custodians, may impose significant costs or significantly limit our ability to hold and transact in SOL.

In addition, private actors that are wary of SOL or the regulatory concerns associated with SOL have in the past taken and may in the future take further actions that may have an adverse effect on our business or the market price of our listed securities. For example, it is possible that a financial institution could restrict customers from buying our securities if it were to determine that the value of our securities is closely tied to the performance of SOL, signaling a reluctance to facilitate exposure to virtual currencies.

We plan to use a portion of our capital raised that is not required to provide working capital for our ongoing operations to acquire SOL, which may adversely affect our financial results and the market price of our securities.

The net proceeds from the sale of the Shares will be used to acquire SOL. Net proceeds from the exercise of the Warrants will be used for general corporate and working capital purposes in an amount required to cure any existing trading market deficiency and/or to maintain an operating budget of twelve months of cash, with any remaining proceeds available for acquisition of SOL. The price of SOL has been subject to dramatic price fluctuations and is highly volatile. Moreover, digital assets are relatively novel, and the application of securities laws and other regulations to such assets is unclear in many respects. It is possible that regulators may interpret laws in a manner that adversely affects the liquidity or value of our SOL holdings. Further, the acquisition of large amounts of SOL may become difficult or more costly, which would make it more difficult for us to implement our strategy.

Any decrease in the fair value of SOL below our carrying value for such assets could require us to incur an impairment charge, and such a charge could be material to our financial results for the applicable reporting period, which may create significant volatility in our reported earnings. Any decrease in reported earnings or increased volatility of such earnings could have a material adverse effect on the market price of our securities. In addition, the application of generally accepted accounting principles in the United States with respect to digital assets remains uncertain in some respects, and any future changes in the manner in which we account for our SOL holdings could have a material adverse effect on our financial results and the market price of our securities.

In addition, if investors view the value of our securities as dependent upon or linked to the value or change in the value of our SOL holdings, the price of such digital assets may significantly influence the market price of our securities.

Absent federal regulations, there is a possibility that SOL may be classified as a “security.” Any classification of SOL as a “security” would subject us to additional regulation and could materially impact the operation of our business.

Neither the SEC nor any other U.S. federal or state regulator has publicly stated whether they believe that SOL is a “security,” nor has any court addressed the status of SOL under the U.S. federal securities laws or similar laws. Therefore, while (for the reasons discussed below) we believe that SOL is not a “security” within the meaning of the U.S. federal securities laws, and registration of the Company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is therefore not required under the applicable securities laws, a regulator or federal court may determine otherwise. Our belief, even if reasonable under the circumstances, would not preclude legal or regulatory action based on such a finding that SOL is a “security” which could require us to register as an investment company under the Investment Company Act.

We have implemented a process for analyzing the U.S. federal securities law status of SOL and other cryptocurrencies as guidance and case law evolve. As part of our U.S. federal securities law analytical process, we take into account a number of factors, including the various definitions of “security” under U.S. federal securities laws and federal court decisions interpreting the elements of these definitions, such as the U.S. Supreme Court’s decisions in the Howey and Reves cases, as well as court rulings, reports, orders, press releases, public statements, and speeches by the SEC Commissioners and SEC Staff providing guidance on when a digital asset or a transaction to which a digital asset may relate may be a security for purposes of U.S. federal securities laws. Our position that SOL is not a “security” is premised, among other reasons, on our conclusion that SOL does not meet the elements of the Howey test and thus is not a security nor bought and sold in securities transactions. Rather, we believe that SOL is a commodity not subject to the U.S. securities laws.

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We acknowledge, however, that the SEC, a court or another relevant entity could take a different view. Application of securities laws to the specific facts and circumstances of digital assets is complex, evolving and subject to change. Our conclusion, even if reasonable under the circumstances, would not preclude legal or regulatory action based on a finding that SOL, or any other digital asset we might hold is a “security.” As such, we are at risk of enforcement proceedings and lawsuits against us or others, which could result in potential injunctions, cease-and-desist orders, fines and penalties if SOL is determined by a regulatory body or a court to be a security or to be bought and sold in securities transactions. Such developments would adversely affect our business, results of operations, financial condition, and prospects.

Due to the complexity and uncertainty of applying the federal securities and similar laws to digital assets, as well as the fact that different companies doing business in the digital asset industry take varying approaches to analyzing the security status of digital assets, other companies may from time to time reach different conclusions from us on the security status of a particular digital asset. Although we anticipate that these differences will narrow over time, if competitors conclude that they can hold digital assets in ways that we do not permit, then they may have business and revenue opportunities that are not available to us.

If we were deemed to be an investment company under the Investment Company Act, applicable restrictions likely would make it impractical for us to continue segments of our business as currently contemplated.

The Investment Company Act is intended to protect investors (for example, by preventing insiders from managing investment companies to their benefit and to the detriment of public investors), and it requires an issuer primarily engaged in the business of investing, reinvesting or trading in securities to register as an investment company, unless a valid exemption applies. Under Sections 3(a)(1)(A) and (C) of the Investment Company Act, a company generally will be deemed to be an “investment company” if (i) it is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities or (ii) it engages or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and it owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

We do not believe that we are an “investment company” as such term is defined in either Section 3(a)(1)(A) or Section 3(a)(1)(C) of the Investment Company Act since we believe SOL is not an investment security. With respect to Section 3(a)(1)(A), we do not hold ourselves out as being engaged primarily or propose to engage primarily in the business of investing, reinvesting, or trading in securities within the meaning of such section. With respect to Section 3(a)(1)(C), we do not own or propose to acquire investment securities having a value exceeding 40% of the value of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our stockholders will not have the regulatory protections provided to investors in investment companies.

SOL and other digital assets, as well as new business models and transactions enabled by blockchain technologies, present novel interpretive questions under the Investment Company Act. There is a risk that assets or arrangements that we have concluded are not securities could be deemed to be securities by the SEC or another authority for purposes of the Investment Company Act, which would increase the percentage of securities held by us for Investment Company Act purposes. The SEC has requested information from a number of participants in the digital assets’ ecosystem, regarding the potential application of the Investment Company Act to their businesses. For example, in an action unrelated to the Company, in February 2022, the SEC issued a cease-and-desist order under the Investment Company Act to BlockFi Lending LLC (“BlockFi”), in which the SEC alleged that BlockFi was operating as an unregistered investment company because it issued securities and also held more than 40% of its total assets, excluding cash, in investment securities, including the loans of digital assets made by BlockFi to institutional borrowers.

If we were deemed to be an investment company, Rule 3a-2 under the Investment Company Act is a safe harbor that provides a one-year grace period for transient investment companies that have a bona fide intent to be engaged primarily, as soon as is reasonably possible (in any event by the termination of such one-year period), in a business other than that of investing, reinvesting, owning, holding or trading in securities, with such intent evidenced by the company’s business activities and an appropriate resolution of its board of directors. The grace period is available not more than once every three years and runs from the earlier of (i) the date on which the issuer owns securities and/or cash having a value exceeding 50% of the issuer’s total assets on either a consolidated or unconsolidated basis or (ii) the date on which the issuer owns or proposes to acquire investment securities having a value exceeding 40% of the value of such issuer’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Accordingly, the grace period may not be available at the time that we seek to rely on Rule 3a-2; however, Rule 3a-2 is a safe harbor and we may rely on any exemption or exclusion from investment company status available to us under the Investment Company Act at any given time. Furthermore, maintaining our status as a non-investment company or reliance on Rule 3a-2 could require us to take actions to dispose of securities and/or acquire other assets, which dispositions or acquisitions could be required to take place under unfavorable market conditions and could result in the incurrence of losses, and could limit our ability to make certain investments or enter into joint ventures, or otherwise limit or change our service offerings and operations.

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If we were to be deemed an investment company in the future, restrictions imposed by the Investment Company Act, including limitations on our ability to issue different classes of stock and equity compensation to directors, officers, and employees and restrictions on management, operations, and transactions with affiliated persons, likely would make it impractical for us to continue our business as contemplated, and would have a material adverse effect on our business, results of operations, financial condition, and prospects. In addition, if we were to become subject to the Investment Company Act, any violation of the Investment Company Act could subject us to material adverse consequences, including potentially significant regulatory penalties and the possibility that certain of our contracts would be deemed unenforceable. In such event, there would be no guarantee that we would be able to take actions to modify our operations to cease to be an investment company or to bring our operations into compliance with the Investment Company Act. Furthermore, any steps we are able to take to ensure future compliance with the Investment Company Act would not insulate us from liability for past violations. Any of these events could adversely affect our business, results of operations, financial condition, and prospects.

We face risks relating to the custody of SOL, including the loss or destruction of private keys required to access SOL and cyberattacks or other data loss relating to SOL, including smart contract related losses and vulnerabilities.

We plan to hold our SOL with regulated custodians that have duties to safeguard our private keys. Our custodial services contracts will not restrict our ability to reallocate our SOL among custodians, and our SOL holdings may be concentrated with a single custodian. In light of the significant amount of SOL we anticipate that we may continually seek to engage additional custodians to achieve a greater degree of diversification in the custody of our SOL as the extent of potential risk of loss is dependent, in part, on the degree of diversification. However, multiple custodians may not be available or may utilize similar wallet infrastructure, cloud service providers or software systems, which could increase systemic technology risk.

If there is a decrease in the availability of digital asset custodians that we believe can safely custody our SOL, for example, due to regulatory developments or enforcement actions that cause custodians to discontinue or limit their services, we may need to enter into agreements that are less favorable or take other measures to custody our SOL, and our ability to seek a greater degree of diversification in the use of custodial services would be materially adversely affected. While we will conduct due diligence on our custodians and any smart contract platforms we may use, there can be no assurance that such diligence will uncover all risks, including operational deficiencies, hidden vulnerabilities or legal noncompliance.

Any insurance that may cover losses of our SOL holdings may cover none or only a small fraction of the value of the entirety of our SOL holdings, and there can be no guarantee that such insurance will be maintained as part of the custodial services we have or that such coverage will cover losses with respect to our SOL. Moreover, our use of custodians exposes us to the risk that the SOL our custodians hold on our behalf could be subject to insolvency proceedings and we could be treated as a general unsecured creditor of the custodian, inhibiting our ability to exercise ownership rights with respect to such SOL. Any loss associated with such insolvency proceedings is unlikely to be covered by any insurance coverage we may maintain related to our SOL. The legal framework governing digital asset ownership and rights in custodial or insolvency contexts remains uncertain and continues to evolve, which could result in unexpected losses, protracted recovery processes or adverse treatment in insolvency proceedings.

SOL is controllable only by the possessor of both the unique public key and private key(s) relating to the local or online digital wallet in which the SOL is held. While the L1 blockchain ledger requires a public key relating to a digital wallet to be published when used in a transaction, private keys must be safeguarded and kept private in order to prevent a third party from accessing the SOL held in such wallet. To the extent the private key(s) for a digital wallet are lost, destroyed, or otherwise compromised and no backup of the private key(s) is accessible, neither we nor our custodians will be able to access the SOL held in the related digital wallet. Furthermore, we cannot provide assurance that our digital wallets, nor the digital wallets of our custodians held on our behalf, will not be compromised as a result of a cyberattack. The SOL and blockchain ledger, as well as other digital assets and blockchain technologies, have been, and may in the future be, subject to security breaches, cyberattacks or other malicious activities.

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As part of our treasury management strategy, we may engage in staking, restaking, or other permitted activities that involve the use of “smart contracts” or decentralized applications. The use of smart contracts or decentralized applications entails certain risks including risks stemming from the existence of an “admin key” or coding flaws that could be exploited, potentially allowing a bad actor to issue or otherwise compromise the smart contract or decentralized application, potentially leading to a loss of our SOL. Like all software code, smart contracts are exposed to risk that the code contains a bug or other security vulnerability, which can lead to loss of assets that are held on or transacted through the contract or decentralized application. Smart contracts and decentralized applications may contain bugs, security vulnerabilities or poorly designed permission structures that could result in the irreversible loss of SOL or other digital assets. Exploits, including those stemming from admin key misuse, admin key compromise, or protocol flaws, have occurred in the past and may occur in the future. Certain employees or vendors may also be vulnerable to physical or psychological coercion, commonly referred to as “wrench attacks,” as well as scams and social engineering tactics intended to obtain access to passwords or private cryptographic keys, in order to then effectuate the unauthorized transfer or theft of digital assets.

Our historical financial statements do not reflect the potential variability in earnings that we may experience in the future relating to our SOL holdings.

Because we only recently initiated our SOL treasury strategy, our historical financial statements do not reflect the potential variability in earnings that we may experience in the future from holding or selling significant amounts of SOL. The price of digital assets have historically been subject to dramatic price fluctuations and is highly volatile. In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update 2023-08, Intangibles-Goodwill and Other-Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”), which we are required to adopt under GAAP.

ASU 2023-08 requires us to measure our SOL holdings at fair value in our statement of financial position, and to recognize gains and losses from changes in the fair value of our SOL in net income each reporting period. ASU 2023-08 also requires us to provide certain interim and annual disclosures with respect to our SOL holdings. As a result, volatility in our earnings may be significantly more than what we experienced in prior periods.

Unrealized fair value gains on our SOL holdings could cause us to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.

The United States enacted the Inflation Reduction Act of 2022 (“IRA”) in August 2022. Unless an exemption applies, the IRA imposes a 15% corporate alternative minimum tax (“CAMT”) on a corporation with respect to an initial tax year and subsequent tax years, if the average annual adjusted financial statement income for any consecutive three-tax-year period preceding the initial tax year exceeds $1 billion. On September 12, 2024, the Department of Treasury and the Internal Revenue Service issued proposed regulations with respect to the application of the CAMT.

In connection with the implementation of our SOL treasury strategy, we expect to adopt ASU 2023-08. ASU 2023-08 requires us to measure our SOL holdings at fair value in our statement of financial position, with gains and losses from changes in the fair value of our SOL recognized in net income each reporting period. When determining whether we are subject to CAMT and when calculating any related tax liability for an applicable tax year, the proposed regulations provide that, among other adjustments, our adjusted financial statement income must include this ratable amount in addition to any unrealized gains or losses reported in the applicable tax year.

Accordingly, as a result of the enactment of the IRA and our anticipated adoption of ASU 2023-08, unless the IRA is amended or the proposed regulations with respect to CAMT, when finalized, are revised to provide relief (or other interim relief is granted), we could become subject to the CAMT in future tax years. If we become subject to the CAMT, it could result in a material tax obligation that we would need to satisfy in cash, which could materially affect our financial results, including our earnings and cash flow, and our financial condition. There are, however, significant net operating losses for federal and state tax purposes that may be utilizable to offset these potential future CAMT liabilities.

Due to the unregulated nature and lack of transparency surrounding the operations of many SOL trading venues, SOL trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in SOL trading venues and adversely affect the value of SOL.

SOL trading venues are relatively new and, in many cases, unregulated. Furthermore, there are many SOL trading venues which do not provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance. As a result, the marketplace may lose confidence in SOL trading venues, including prominent exchanges that handle a significant volume of SOL trading and/or are subject to regulatory oversight, in the event one or more SOL trading venues cease or pause for a prolonged period the trading of SOL or other digital assets, or experience fraud, significant volumes of withdrawal, security failures or operational problems.

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The SEC alleged as part of its June 5, 2023, complaint against Binance that Binance committed strategic and targeted “wash trading” through its affiliates to artificially inflate the volume of certain digital assets traded on its exchange. The SEC has also brought actions against individuals and digital asset market participants alleging that such persons artificially increased trading volumes in certain digital assets through wash trades, or repeated buying and selling of the same assets in fictitious transactions to manipulate their underlying trading price. Such reports and allegations may indicate that the SOL market is significantly smaller than expected and that the United States makes up a significantly larger percentage of the SOL market than is commonly understood. Any actual or perceived wash trading in the SOL market, and any other fraudulent or manipulative acts and practices, could adversely affect the value of SOL.

Negative perception, a lack of stability in the broader digital currency markets and the closure, temporary shutdown or operational disruption of SOL trading venues, lending institutions, institutional investors, institutional miners, custodians, or other major participants in the SOL ecosystem, due to fraud, business failure, cybersecurity events, government-mandated regulation, bankruptcy, or for any other reason, may result in a decline in confidence in SOL and the broader digital currency ecosystem and greater volatility in the price of SOL. For example, in 2022, each of Celsius Network, Voyager Digital, Three Arrows Capital, FTX, and BlockFi filed for bankruptcy, following which digital assets significantly declined. In addition, in June 2023, the SEC announced enforcement actions against Coinbase and Binance, two providers of large trading venues for digital assets, which similarly was followed by a decrease in the market price of digital assets. These were followed in November 2023, by an SEC enforcement action against Payward Inc. and Payward Ventures Inc., together known as Kraken, another large trading venue for digital assets. While the complaint against Coinbase was dismissed in February 2025, the complaint against Payward Inc. and Payward Ventures Inc. was dismissed with prejudice in March 2025, and the complaint against Binance was dismissed on May 29, 2025, the SEC or other regulatory agencies may initiate similar actions in the future. For example, in April 2025, the State of Oregon brought a civil enforcement action against Coinbase for allegedly selling unregistered securities. As the price of our listed securities may be affected by the value of our SOL holdings, the failure of a major participant in the digital currency ecosystem could have a material adverse effect on the market price of our listed securities.

The concentration of our SOL holdings could enhance the risks inherent in our SOL treasury strategy.

The concentration of our SOL holdings limits the risk mitigation that we could achieve if we were to purchase a more diversified portfolio of treasury assets, and the absence of diversification enhances the risks inherent in our SOL treasury strategy. Any future significant declines in the price of SOL would have a more pronounced impact on our financial condition than if we used our cash to purchase a more diverse portfolio of assets.

The emergence or growth of other blockchains and associated digital assets, including those with significant private or public sector backing, could have a negative impact on the price of SOL and adversely affect our business.

As a result of our SOL treasury strategy, our assets are concentrated in our SOL holdings. Accordingly, the emergence or growth of digital assets other than SOL may have a material adverse effect on our financial condition. There are numerous alternative digital assets and many entities, including consortiums and financial institutions, that are researching and investing resources into private or permissioned blockchains that do not use SOL’s hybrid proof-of-history and proof-of-stake consensus mechanism, or that use different technical innovations intended to build upon or improve existing consensus mechanisms. For example, in late 2022, the Ethereum network transitioned to a “proof-of-stake” mechanism for validating transactions that requires significantly less computing power than proof-of-work mining. The Ethereum network has completed another major upgrade since then and may undertake additional upgrades in the future. If improved mechanisms for validating transactions on blockchains are perceived as superior to proof-of-stake or hybrid models like Solana's, those digital assets could gain market share relative to SOL.

Our SOL holdings will be less liquid than our cash and cash equivalents and may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.

Historically, the cryptocurrency market has been characterized by significant volatility in price, limited liquidity and trading volumes compared to sovereign currencies markets, relative anonymity, a developing regulatory landscape, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges, and various other risks inherent in its entirely electronic, virtual form and decentralized network. During times of market instability, we may not be able to sell our SOL at favorable prices or at all. As a result, our SOL holdings may not be able to serve as a source of liquidity for us to the same extent as cash and cash equivalents.

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Further, the SOL we hold with our custodians and transact with our trade execution partners does not enjoy the same protections as are available to cash or securities deposited with or transacted by institutions subject to regulation by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation.

Additionally, we may be unable to enter into term loans or other capital raising transactions collateralized by our unencumbered SOL or otherwise generate funds using our SOL holdings, including in particular during times of market instability or when the price of SOL has declined significantly. If we are unable to sell our SOL, enter into additional capital raising transactions, including capital raising transactions using SOL as collateral, or otherwise generate funds using our SOL holdings, or if we are forced to sell our SOL at a significant loss, in order to meet our working capital requirements, our business and financial condition could be negatively impacted.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Prefunded Warrant
4.2	Form of Market Priced Warrant
4.3	Form of $50.00 Warrant
10.1	Form of Securities Purchase Agreement by and between Artelo Biosciences, Inc. and the investors named therein
99.1	Press Release dated August 1, 2025
99.2	Press Release dated August 4, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
	Name:	Gregory D. Gorgas
	Title:	Chief Executive Officer and President

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